UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: December 31, 2015

Item 1.	Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

December 31, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 18.5%
Brazilian Real – 2.2%
Brazil Letras do Tesouro Nacional(a)
BRL	1,926,000	0.000%		04/01/16	$ 470,399
Brazil Notas do Tesouro Nacional
	4,738,472	6.000		08/15/50	1,008,308

					1,478,707

Dominican Peso – 0.9%
Dominican Republic
DOP	3,900,000	15.000		04/05/19	97,247
	1,300,000	16.000		07/10/20	34,604
	23,000,000	11.375		07/06/29	514,760

					646,611

Euro – 13.3%
Italy Buoni Poliennali Del Tesoro
EUR	332,280	2.100		09/15/16	365,691
	1,185,956	2.350		09/15/19	1,410,890
	670,000	0.650		11/01/20	729,367
	390,000	3.750		03/01/21	489,776
	610,000	3.750		05/01/21	767,884
	900,000	2.500		12/01/24	1,063,559
	470,000	2.000		12/01/25	530,289
Spain Government Bond
	1,000,000	1.150		07/30/20	1,110,267
	820,000	5.500	(b)	04/30/21	1,108,857
	35,000	3.800	(b)	04/30/24	44,687
	810,000	2.750	(b)	10/31/24	961,111
Spain Government Inflation Linked Bond(b)
	511,321	0.550		11/30/19	569,737

					9,152,115

Russian Ruble – 0.5%
Russian Federation Bond
RUB	10,960,000	7.000		08/16/23	129,659
	19,160,000	8.150		02/03/27	239,673

					369,332

United States Dollar – 1.6%
Republic of Venezuela
	$1,820,000	7.750		10/13/19	723,450
	60,000	6.000		12/09/20	22,350
	310,000	9.000		05/07/23	123,225
	180,000	8.250		10/13/24	68,400
	70,000	7.650		04/21/25	25,900
	30,000	11.750		10/21/26	13,350
	140,000	9.250		05/07/28	54,600
	60,000	11.950		08/05/31	26,550
	30,000	9.375		01/13/34	11,775
	10,000	7.000		03/31/38	3,725

					1,073,325

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS (Cost $13,105,472)					$12,720,090

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 9.7%
Adjustable Rate Non-Agency(c) – 0.5%
Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
$292,405	0.431%	04/25/47	$ 211,186
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
130,278	2.698	07/25/35	128,063

			339,249

Collateralized Mortgage Obligations – 6.6%
Interest Only(d) – 0.8%
FNMA REMIC Series 2015-34, Class LS(c)
944,642	5.678	06/25/45	195,971
GNMA REMIC Series 2013-183, Class NI
1,204,425	4.500	10/20/42	169,414
GNMA REMIC Series 2015-95, Class GI
888,376	4.500	07/16/45	198,015

			563,400

Inverse Floaters(c) – 5.7%
FHLMC REMIC Series 4320, Class SD
624,646	5.770	07/15/39	101,231
FHLMC REMIC Series 4431, Class ST
938,862	5.770	01/15/45	207,085
FNMA REMIC Series 2013-121, Class SA
1,256,023	5.678	12/25/43	207,057
FNMA REMIC Series 2013-96, Class SW
610,040	5.678	09/25/43	98,525
FNMA REMIC Series 2014-19, Class MS
522,128	6.178	11/25/39	81,602
FNMA REMIC Series 2014-87, Class MS
1,147,195	5.828	01/25/45	195,523
FNMA REMIC Series 2015-20, Class ES
940,210	5.728	04/25/45	212,630
FNMA REMIC Series 2015-22, Class DS
950,417	5.778	04/25/45	209,588
FNMA REMIC Series 2015-79, Class SA
952,789	5.828	11/25/45	147,852
FNMA REMIC Series 2015-82, Class MS
1,273,319	5.278	11/25/45	193,858
FNMA REMIC Series 2015-86, Class BS
482,538	5.278	11/25/45	72,231
GNMA REMIC Series 2010-1, Class SD
135,507	5.388	01/20/40	20,526
GNMA REMIC Series 2010-20, Class SE
341,035	5.848	02/20/40	58,273
GNMA REMIC Series 2010-31, Class SA
904,356	5.348	03/20/40	138,543
GNMA REMIC Series 2010-37, Class SG
628,611	5.298	03/20/40	95,733
GNMA REMIC Series 2010-85, Class SN
512,407	5.538	07/20/40	92,825
GNMA REMIC Series 2010-90, Class ES
332,936	5.548	07/20/40	53,572
GNMA REMIC Series 2013-113, Class SA
562,821	6.298	08/20/43	105,685
GNMA REMIC Series 2013-134, Class DS
303,959	5.698	09/20/43	49,403
GNMA REMIC Series 2014-133, Class BS
709,113	5.198	09/20/44	102,288
GNMA REMIC Series 2014-41, Class SA
348,051	5.698	03/20/44	59,012
GNMA REMIC Series 2015-110, Class MS
1,634,823	5.308	08/20/45	263,071

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2015-111, Class SM
$950,553	5.798%	08/20/45	$ 174,497
GNMA REMIC Series 2015-112, Class SB
934,185	5.338	08/20/45	153,767
GNMA REMIC Series 2015-123, Class SE
944,127	5.318	09/20/45	150,284
GNMA REMIC Series 2015-126, Class HS
1,935,200	5.798	09/20/45	355,216
GNMA REMIC Series 2015-141, Class HS
439,927	5.798	10/20/45	78,125
GNMA REMIC Series 2015-142, Class SA
1,177,585	5.318	10/20/45	188,268
GNMA REMIC Series 2015-168, Class SD
489,565	5.798	11/20/45	74,866

			3,941,136

Regular Floater(c) – 0.1%
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
79,306	0.621	02/25/36	51,978
Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
14,915	0.721	08/25/35	11,017

			62,995

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 4,567,531

Commercial Mortgage-Backed Securities – 2.6%
Sequential Fixed Rate – 2.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
$1,800,000	2.811%	01/25/25	$ 1,782,725

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $6,736,470)			$ 6,689,505

Asset-Backed Securities – 4.6%
Collateralized Loan Obligations(b) – 4.0%
ACIS CLO Ltd. Series 2014-4A, Class ACOM(c)
$500,000	0.000%	05/01/26	$ 482,600
ACIS CLO Ltd. Series 2014-4A, Class C(c)
500,000	2.850	05/01/26	455,666
OFSI Fund V Ltd. Series 2014-7A, Class C(c)
100,000	3.257	10/18/26	94,743
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM(c)
750,000	0.000	10/18/26	727,875
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM
1,050,000	1.725	10/20/26	1,026,480

			2,787,364

Home Equity(c) – 0.6%
Saxon Asset Securities Trust Series 2007-2, Class A2C
576,311	0.461	05/25/47	401,404

TOTAL ASSET-BACKED SECURITIES (Cost $3,237,855)			$ 3,188,768

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – 2.7%
Energy – 0.5%
Petroleos de Venezuela SA
	$70,000	9.000%	11/17/21	$ 28,350
	320,000	6.000	05/16/24	118,480
	410,000	6.000	11/15/26	151,187
	140,000	5.375	04/12/27	51,100
	10,000	5.500	04/12/37	3,625

				352,742

Supranational – 2.2%
European Investment Bank
GBP	120,000	5.625	06/07/32	244,223
	320,000	3.875	06/08/37	544,279
	370,000	5.000	04/15/39	730,647

				1,519,149

TOTAL CORPORATE OBLIGATIONS (Cost $2,074,972)				$ 1,871,891

U.S. Treasury Obligations – 31.6%
United States Treasury Bills(a)
	$4,000,000	0.000%	01/14/16	$ 3,999,964
	3,000,000	0.000	02/11/16	2,999,556
	2,000,000	0.000	05/26/16	1,997,080
United States Treasury Bond
	2,400,000	3.000	11/15/45	2,393,712
United States Treasury Bonds
	1,100,000	3.000	11/15/44	1,096,579
	400,000	2.875	08/15/45	388,688
United States Treasury Inflation Protected Securities
	4,502,788	0.125	04/15/17	4,493,647
	720,230	0.125	04/15/18	719,106
	630,504	0.125	01/15/22	612,182
	620,556	0.125	07/15/22	602,616
United States Treasury Notes
	1,517,000	2.000	01/31/16	1,518,972
	983,000	0.375	05/31/16	982,744

TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,811,898)				$21,804,846

Notional Amount		Exercise Rate	Expiration Date	Value
Options Purchased – 0.9%
Interest Rate Swaptions
Bank of America Securities LLC Put - OTC - 2 year Interest Rate Swap
	$6,800,000	0.750%	05/24/16	$ 9,316
Bank of America Securities LLC Put - OTC - 2 year Interest Rate Swap
	6,800,000	1.250	05/24/16	40,882
Deutsche Bank AG Call - OTC - 15 year Interest Rate Swap
	1,200,000	2.935	02/18/16	13,145
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap
	3,495,800,000	2.800	08/19/16	47
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap
	3,532,720,000	3.050	09/05/16	28
Deutsche Bank AG Call - OTC - 3 year Interest Rate Swap
	13,900,000	1.248	02/25/16	6,358
Deutsche Bank AG Put - OTC - 2 year Interest Rate Swap
	13,600,000	1.200	01/25/16	11,659
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap
	1,400,000	1.500	10/03/16	6,161
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap
	1,400,000	1.500	10/03/16	6,161
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap
	2,810,000,000	2.800	08/08/16	30

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap
$3,505,000,000	2.750%	08/12/16	$ 49
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	91,294
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	73,892
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	101,426
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	124,753
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	14,242
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	20,268
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	17,725
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	25,256
Morgan Stanley Capital Services, Inc. Put - OTC - 15 year Interest Rate Swap
1,400,000	3.208	01/22/16	873
Morgan Stanley Capital Services, Inc. Put - OTC - 2 year Interest Rate Swap
1,847,000,000	0.269	04/03/17	53,847
Morgan Stanley Capital Services, Inc. Put - OTC - 4 year Interest Rate Swap
2,700,000	0.550	09/02/16	25,003

TOTAL OPTIONS PURCHASED (Cost $850,456)			$ 642,415

Shares	Distribution Rate		Value
Investment Company(e) – 18.5%
Goldman Sachs Financial Square Government Fund - FST Shares
12,717,345	0.185%		$12,717,345
(Cost $12,717,345)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(f) – 8.6%
Repurchase Agreements – 8.6%
Joint Repurchase Agreement Account II
$5,900,000	0.322%	01/04/16	$ 5,900,000
(Cost $5,900,000)

TOTAL INVESTMENTS – 95.1% (Cost $66,434,468)			$65,534,860

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.9%			3,390,127

NET ASSETS – 100.0%			$68,924,987

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,471,756, which represents approximately 7.9% of net assets as of December 31, 2015.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Represents an Affiliated Fund.

(f)	Joint repurchase agreement was entered into on December 31, 2015. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BP	— British Pound Offered Rate
BUBOR	— Budapest Interbank Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLO	— Collateralized Loan Obligation
DTF	— Depósitos Termino Fijo
EURO	— Euro Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
NZDOR	— New Zealand Dollar Offered Rate
OTC	— Over the Counter
PLC	— Public Limited Company
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA	AUD	108,834	EUR	71,194	$79,005	03/16/16	$1,482
	AUD	1,108,496	USD	793,592	804,685	03/16/16	11,095
	BRL	1,364,069	USD	342,172	344,201	01/05/16	2,029
	CAD	372,565	EUR	246,969	269,308	03/16/16	383
	CAD	244,006	USD	175,534	176,379	03/16/16	845
	CLP	97,188,841	USD	135,871	136,965	01/12/16	1,094
	CLP	101,716,000	USD	142,950	143,081	01/27/16	131
	COP	233,065,800	USD	70,970	73,327	01/12/16	2,357
	COP	902,605,000	USD	283,348	283,887	01/15/16	539
	COP	211,841,924	USD	63,152	66,544	01/27/16	3,392
	EUR	290,580	GBP	205,327	316,413	03/16/16	13,680
	EUR	2,142,375	HUF	669,106,560	2,329,065	01/14/16	23,896
	EUR	117,000	HUF	36,809,604	127,401	03/16/16	712
	EUR	713,858	HUF	224,129,997	780,162	07/08/16	9,688
	EUR	1,355,805	USD	1,468,052	1,474,925	02/10/16	6,873
	EUR	327,000	USD	355,843	356,070	03/16/16	227
	GBP	119,073	EUR	161,000	175,560	03/16/16	247
	HUF	176,546,467	USD	600,103	607,627	03/16/16	7,524
	JPY	101,594,000	USD	827,090	845,755	01/28/16	18,666
	JPY	65,173,946	USD	532,000	543,279	03/16/16	11,279
	KRW	209,372,415	USD	177,000	178,081	01/08/16	1,081
	KRW	211,451,805	USD	179,000	179,827	01/14/16	827
	KRW	423,268,870	USD	356,000	359,958	01/15/16	3,958
	NZD	861,251	USD	569,662	588,148	01/22/16	18,486
	NZD	130,016	USD	85,375	88,506	03/16/16	3,131
	PLN	1,466,333	EUR	340,069	373,248	03/16/16	2,947
	PLN	1,163,000	USD	294,983	296,345	01/20/16	1,362
	PLN	5,595,700	USD	1,385,829	1,424,358	03/16/16	38,529
	RUB	13,441,680	USD	181,644	183,147	01/19/16	1,502
	SEK	35,323,487	EUR	3,810,411	4,193,895	03/16/16	44,742
	SEK	7,858,000	USD	904,102	931,301	01/15/16	27,198
	SEK	3,406,804	USD	402,867	404,484	03/16/16	1,618
	TRY	9,560,000	USD	3,221,791	3,244,472	02/05/16	22,682
	TRY	544,315	USD	178,000	182,632	03/16/16	4,632
	USD	2,134,000	AED	7,850,639	2,133,235	08/11/16	765
	USD	656,565	AUD	901,471	654,401	03/16/16	2,164
	USD	2,069,873	BRL	7,889,685	1,990,837	01/05/16	79,036
	USD	1,559,015	BRL	5,990,981	1,496,988	02/02/16	62,026
	USD	1,023,475	CAD	1,359,301	982,374	01/07/16	41,101
	USD	300,637	CAD	406,297	293,691	03/16/16	6,946
	USD	108,374	CHF	108,386	108,244	01/07/16	130
	USD	211,427	CLP	148,777,022	209,693	01/11/16	1,734
	USD	141,000	CLP	100,000,161	140,927	01/12/16	73
	USD	215,826	CLP	153,042,983	215,599	01/15/16	227
	USD	176,043	CNH	1,143,047	173,685	01/11/16	2,358
	USD	1,981,829	CNH	12,988,759	1,955,601	03/16/16	26,228
	USD	3,541,146	CNH	23,399,148	3,499,072	05/26/16	42,074
	USD	7,367,317	CNH	48,855,341	7,293,518	06/13/16	73,799
	USD	4,496,258	CNH	29,534,685	4,408,764	06/14/16	87,492
	USD	3,521,184	CNH	23,399,148	3,473,742	08/26/16	47,442
	USD	3,198,717	CNH	21,003,435	3,116,741	09/01/16	81,975
	USD	7,397,000	CNH	49,123,307	7,285,321	09/09/16	111,679
	USD	4,507,000	CNH	29,534,685	4,378,625	09/14/16	128,375
	USD	560,740	EUR	511,162	556,073	02/10/16	4,668
	USD	3,740,766	EUR	3,394,287	3,696,038	03/16/16	44,728

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA (continued)	USD	4,827,466	GBP	3,191,284	$4,704,771	01/13/16	$122,695
	USD	205,192	GBP	136,700	201,549	03/16/16	3,643
	USD	193,131	HUF	55,876,838	192,403	02/05/16	728
	USD	153,706	IDR	2,122,982,951	152,685	01/19/16	1,021
	USD	153,786	ILS	593,169	152,695	03/16/16	1,092
	USD	636,003	KRW	738,966,000	628,447	01/14/16	7,556
	USD	867,024	KRW	990,593,799	842,424	01/15/16	24,601
	USD	433,970	KRW	509,155,483	432,935	01/22/16	1,036
	USD	242,970	MXN	4,157,541	240,609	02/05/16	2,361
	USD	354,000	MXN	6,069,438	350,222	03/16/16	3,778
	USD	179,000	MYR	761,002	176,739	01/04/16	2,261
	USD	176,948	MYR	761,002	176,360	01/08/16	588
	USD	113,474	NOK	979,803	110,675	01/15/16	2,798
	USD	84,001	NZD	123,172	83,848	03/16/16	153
	USD	1,639,411	RUB	114,966,448	1,569,547	01/12/16	69,864
	USD	178,000	RUB	12,490,260	170,423	01/14/16	7,577
	USD	532,000	RUB	37,888,934	516,247	01/19/16	15,753
	USD	2,534,968	RUB	164,145,803	2,234,643	01/22/16	300,325
	USD	154,844	SEK	1,293,670	153,595	03/16/16	1,250
	USD	1,021,476	SGD	1,444,570	1,016,228	03/16/16	5,250
	USD	462,373	TWD	15,009,429	455,212	01/08/16	7,162
	USD	350,307	TWD	11,489,734	348,188	01/19/16	2,120
	USD	582,482	TWD	19,113,080	579,123	01/21/16	3,358
	USD	282,830	TWD	9,211,758	278,953	01/29/16	3,876
	USD	383,551	TWD	12,559,895	380,376	02/04/16	3,175
	USD	127,219	ZAR	1,938,118	124,501	02/05/16	2,718
	USD	179,000	ZAR	2,774,023	176,829	03/16/16	2,172

TOTAL							$1,732,765

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA	AUD	91,000	USD	66,569	$66,238	01/22/16	$(331)
	AUD	170,955	USD	124,676	124,101	03/16/16	(575)
	BRL	7,223,336	USD	1,903,805	1,822,693	01/05/16	(81,112)
	BRL	380,000	USD	98,886	94,952	02/02/16	(3,934)
	CAD	672,185	EUR	454,477	485,888	03/16/16	(8,992)
	CAD	1,397,061	USD	1,051,905	1,009,663	01/07/16	(42,242)
	CAD	2,067,053	USD	1,520,106	1,494,166	03/16/16	(25,941)
	CHF	115,000	USD	114,987	114,850	01/07/16	(138)
	CLP	343,320,805	USD	488,032	483,772	01/13/16	(4,260)
	CNH	15,531,086	USD	2,361,744	2,338,374	03/16/16	(23,370)
	CNH	23,285,590	USD	3,521,184	3,482,091	05/26/16	(39,093)
	CNH	48,897,063	USD	7,397,000	7,299,747	06/13/16	(97,253)
	CNH	29,416,558	USD	4,507,000	4,391,132	06/14/16	(115,868)
	CNH	23,399,148	USD	3,518,035	3,473,742	08/26/16	(44,292)
	CNH	1,183,886	USD	179,000	175,679	09/01/16	(3,321)
	CNH	49,123,307	USD	7,362,659	7,285,321	09/09/16	(77,339)
	CNH	29,534,685	USD	4,469,872	4,378,624	09/14/16	(91,247)
	COP	552,120,000	USD	175,332	173,708	01/12/16	(1,624)
	COP	876,738,945	USD	286,357	275,402	01/27/16	(10,955)
	EUR	517,974	AUD	791,976	564,022	03/16/16	(10,893)
	EUR	326,000	PLN	1,415,439	354,982	03/16/16	(5,311)
	EUR	412,476	USD	451,553	449,145	03/16/16	(2,408)
	GBP	52,463	JPY	9,481,347	77,350	03/16/16	(1,685)
	GBP	2,143,000	USD	3,243,240	3,159,330	01/13/16	(83,909)
	GBP	524,248	USD	783,894	772,947	03/16/16	(10,947)
	HUF	669,106,560	EUR	2,139,156	2,305,168	01/14/16	(20,397)
	HUF	224,129,997	EUR	714,054	770,474	07/08/16	(9,902)
	HUF	49,289,000	USD	170,361	169,719	02/05/16	(642)
	HUF	71,228,571	USD	247,334	245,150	03/16/16	(2,184)
	IDR	2,122,982,951	USD	154,399	153,755	01/04/16	(644)
	KRW	206,964,330	USD	177,000	176,011	01/14/16	(989)
	KRW	417,077,160	USD	358,000	354,692	01/15/16	(3,308)
	KRW	332,443,584	USD	284,000	282,694	01/19/16	(1,306)
	MXN	4,470,151	USD	261,240	258,700	02/05/16	(2,539)
	MXN	65,365,904	USD	3,872,494	3,771,775	03/16/16	(100,718)
	MYR	761,002	USD	176,977	176,739	01/04/16	(238)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA (continued)	NOK	8,861,130	EUR	925,000	$1,000,341	03/16/16	$(6,891)
	NOK	1,081,000	USD	125,194	122,106	01/15/16	(3,087)
	NOK	6,607,627	USD	764,470	745,940	03/16/16	(18,528)
	RUB	114,966,448	USD	1,658,702	1,569,546	01/12/16	(89,157)
	RUB	70,058,232	USD	1,030,578	955,911	01/14/16	(74,668)
	RUB	44,194,142	USD	618,834	602,157	01/19/16	(16,676)
	RUB	30,073,598	USD	430,982	409,530	01/21/16	(21,452)
	RUB	75,028,024	USD	1,052,197	1,021,414	01/22/16	(30,782)
	RUB	53,651,951	USD	758,010	729,789	01/25/16	(28,221)
	RUB	32,408,090	USD	482,515	440,576	01/27/16	(41,939)
	RUB	12,527,680	USD	176,000	170,261	01/28/16	(5,739)
	RUB	21,734,138	USD	305,223	294,991	02/03/16	(10,233)
	RUB	75,913,983	USD	1,079,128	1,028,239	02/11/16	(50,890)
	TWD	5,851,868	USD	179,000	177,478	01/08/16	(1,522)
	USD	601,203	AED	2,213,254	601,387	08/15/16	(184)
	USD	1,138,416	AUD	1,583,458	1,149,473	03/16/16	(11,057)
	USD	175,850	BRL	697,719	176,058	01/05/16	(209)
	USD	693,722	BRL	2,794,222	698,202	02/02/16	(4,479)
	USD	533,000	CAD	744,415	538,099	03/16/16	(5,099)
	USD	99,000	COP	329,002,542	103,434	01/19/16	(4,434)
	USD	146,650	COP	490,904,257	154,301	01/21/16	(7,652)
	USD	42,776	CZK	1,089,000	43,818	01/20/16	(1,042)
	USD	9,523,193	EUR	8,793,734	9,566,348	02/10/16	(43,153)
	USD	162,699	EUR	149,489	162,778	03/16/16	(79)
	USD	152,687	IDR	2,122,982,951	153,755	01/04/16	(1,068)
	USD	175,670	IDR	2,466,400,038	178,322	01/08/16	(2,653)
	USD	168,699	IDR	2,339,853,600	168,929	01/11/16	(230)
	USD	168,097	IDR	2,344,115,400	168,589	01/19/16	(492)
	USD	171,285	IDR	2,419,405,000	173,754	01/22/16	(2,469)
	USD	167,791	IDR	2,419,550,000	172,189	02/17/16	(4,397)
	USD	236,321	IDR	3,397,107,329	241,607	02/19/16	(5,287)
	USD	860,378	JPY	105,683,000	879,796	01/28/16	(19,417)
	USD	2,135,140	JPY	260,100,395	2,168,152	03/16/16	(33,010)
	USD	517,863	KRW	609,851,088	518,707	01/08/16	(843)
	USD	337,994	KRW	400,861,318	340,909	01/14/16	(2,915)
	USD	556,928	NZD	842,000	575,002	01/22/16	(18,073)
	USD	1,372,892	NZD	2,055,717	1,399,397	03/16/16	(26,503)
	USD	291,927	PLN	1,150,951	293,275	01/20/16	(1,348)
	USD	969,922	SEK	8,430,072	999,101	01/15/16	(29,179)
	USD	326,799	SEK	2,764,225	328,191	03/16/16	(1,393)
	USD	561,094	TRY	1,681,599	564,222	03/16/16	(3,128)
	USD	178,000	TWD	5,875,780	178,164	01/11/16	(164)
	ZAR	2,833,316	USD	185,980	182,006	02/05/16	(3,974)
	ZAR	2,736,735	USD	179,000	174,452	03/16/16	(4,548)

TOTAL							$(1,568,171)

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	(38)	March 2016	$(3,867,260)	$(65,285)
Ultra Long U.S. Treasury Bonds	(28)	March 2016	(4,443,250)	(12,028)
5 Year German Euro-Bobl	15	March 2016	2,130,084	4,249
10 Year German Euro-Bund	5	March 2016	858,097	417
10 Year U.S. Treasury Notes	3	March 2016	377,719	(1,185)
20 Year U.S. Treasury Bonds	(8)	March 2016	$(1,230,000)	(5,473)

TOTAL				$(79,305)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC	COP	1,611,010		12/11/16	Columbia 90 Days DTF	4.340%	$9,381
	KRW	1,179,110		11/04/17	2.060%	3 month KWCDC	9,237
	BRL	6,660	(a)	01/02/18	11.830	1 month Brazilian Interbank Deposit Average	(61,063)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	(2,098)
		2,790		12/03/20	3 month KLIBOR	4.245	(598)
	BRL	550		01/04/21	15.540	1 month Brazilian Interbank Deposit Average	(2,879)
		3,710		01/04/21	14.039	1 month Brazilian Interbank Deposit Average	(55,303)
	GBP	1,290		12/09/24	6 month GBP	3.150	(77,782)
	KRW	67,630	(a)	06/03/25	3 month KWCDC	2.427	(851)
		185,735	(a)	06/24/25	3 month KWCDC	2.562	(3,307)
	GBP	1,290		12/09/29	3.377	6 month GBP	102,473
		1,000		12/09/39	3.568	6 month GBP	103,078
		1,000		12/09/44	1 month GBP	3.565	(127,573)
Barclays Bank PLC		3,400		08/19/16	0.560	3 month LIBOR	(6,124)
		2,900		08/17/17	3 month LIBOR	1.065	(792)
		6,800		08/19/17	3 month LIBOR	1.034	885
	KRW	1,198,490		11/07/17	2.034	3 month KWCDC	8,848
	MYR	2,700		03/04/20	3 month KLIBOR	3.815	8,242
	KRW	176,475	(a)	07/15/25	3 month KWCDC	2.615	(3,489)
Citibank NA	BRL	6,610		01/04/16	13.760	1 month Brazilian Interbank Deposit Average	(1,691)
		6,610		01/04/16	13.775	1 month Brazilian Interbank Deposit Average	(1,554)
	COP	1,592,820		12/11/16	Columbia 90 Days DTF	4.330	9,325
	BRL	1,520		01/02/17	15.740	1 month Brazilian Interbank Deposit Average	41
		2,300		01/02/17	15.733	1 month Brazilian Interbank Deposit Average	28
		6,780		01/02/17	15.238	1 month Brazilian Interbank Deposit Average	(6,573)
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	24,231
		909,000		10/14/17	2.240	3 month KWCDC	9,848
		1,486,130		10/28/17	2.173	3 month KWCDC	14,478
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	(8,369)
Credit Suisse International (London)	BRL	1,370		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(32,161)
Deutsche Bank AG		2,760		01/04/16	1 month Brazilian Interbank Deposit Average	13.155	2,460
		13,150		01/04/16	13.874	1 month Brazilian Interbank Deposit Average	(1,911)
		1,350		01/02/17	15.575	1 month Brazilian Interbank Deposit Average	287
		2,280		01/02/17	15.225	1 month Brazilian Interbank Deposit Average	(2,274)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Deutsche Bank AG (continued)	BRL	5,170		01/02/17	16.860%	1 month Brazilian Interbank Deposit Average	$16,933
		8,320		01/02/17	15.350	1 month Brazilian Interbank Deposit Average	(5,116)
		9,510		01/02/17	15.481	1 month Brazilian Interbank Deposit Average	(4,713)
	KRW	640,300		03/03/17	2.850	3 month KWCDC	8,427
		2,224,900		10/13/17	2.248	3 month KWCDC	24,276
		704,320		11/04/17	2.075	3 month KWCDC	5,697
	BRL	50		01/02/18	11.750	1 month Brazilian Interbank Deposit Average	(965)
		1,220		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(28,391)
		1,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	(32,266)
	COP	2,311,520		09/24/19	Columbia 90 Days DTF	5.340%	28,942
	BRL	780		01/04/21	16.441	1 month Brazilian Interbank Deposit Average	(153)
		920		01/04/21	15.677	1 month Brazilian Interbank Deposit Average	(3,866)
		1,620		01/04/21	13.432	1 month Brazilian Interbank Deposit Average	(31,101)
		3,130		01/04/21	16.266	1 month Brazilian Interbank Deposit Average	(7,523)
		3,830		01/04/21	13.632	1 month Brazilian Interbank Deposit Average	(68,045)
		4,440		01/04/21	14.396	1 month Brazilian Interbank Deposit Average	(55,395)
	MXN	13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	29,712
	MYR	1,270		08/18/24	3 month KLIBOR	4.460	1,313
	BRL	1,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	56,498
	ZAR	14,640	(a)	02/27/35	9.040	3 month JIBAR	(28,615)
		3,350	(a)	04/14/35	9.120	3 month JIBAR	(5,969)
		45,320	(a)	02/27/45	3 month JIBAR	6.765	52,667
		10,420	(a)	04/13/45	3 month JIBAR	6.770	11,716
JPMorgan Securities, Inc.	BRL	1,660		01/02/18	14.830	1 month Brazilian Interbank Deposit Average	(8,756)
		2,560		01/02/18	13.910	1 month Brazilian Interbank Deposit Average	(23,265)
		2,470		01/02/19	13.935	1 month Brazilian Interbank Deposit Average	(31,018)
		2,930		01/02/19	1 month Brazilian Interbank Deposit Average	16.010	7,699
		5,890		01/02/19	15.970	1 month Brazilian Interbank Deposit Average	(16,424)
	MYR	1,660		11/02/20	3 month KLIBOR	4.235	1,268

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

JPMorgan Securities, Inc. (continued)	BRL	870		01/04/21	16.370%	1 month Brazilian Interbank Deposit Average	$(563)
		1,540		01/04/21	14.402	1 month Brazilian Interbank Deposit Average	(19,141)
		3,810		01/04/21	1 month Brazilian Interbank Deposit Average	13.720%	65,302
		8,930		01/04/21	1 month Brazilian Interbank Deposit Average	15.567	46,807
		1,690		01/02/23	13.760	1 month Brazilian Interbank Deposit Average	(31,928)
		2,210		01/02/23	15.580	1 month Brazilian Interbank Deposit Average	(12,186)
		3,690		01/02/23	15.470	1 month Brazilian Interbank Deposit Average	(23,093)
	KRW	150,550		01/15/24	3 month KWCDC	3.445	(16,158)
		4,862,330	(a)	09/19/24	3 month KWCDC	3.126	(206,887)
		115,700	(a)	06/09/25	3 month KWCDC	2.645	(2,454)
		341,620	(a)	10/30/25	3 month KWCDC	2.095	516
		554,220	(a)	11/09/25	2.237	3 month KWCDC	2,228
		593,860	(a)	11/10/25	2.330	3 month KWCDC	4,572
Morgan Stanley & Co. International	COP	4,401,090		11/24/16	6 month BP	6.060	3,649
	BRL	11,680		01/02/17	15.515	1 month Brazilian Interbank Deposit Average	(5,077)
	KRW	187,700	(a)	11/11/25	2.297	3 month KWCDC	1,203
Morgan Stanley & Co. International PLC	BRL	2,490		01/04/16	12.985	1 month Brazilian Interbank Deposit Average	(1,712)
		10,170		01/04/16	13.835	1 month Brazilian Interbank Deposit Average	(1,616)
		610		01/02/17	16.490	1 month Brazilian Interbank Deposit Average	1,459
		1,000		01/02/17	15.700	1 month Brazilian Interbank Deposit Average	508
		4,580		01/02/17	15.955	1 month Brazilian Interbank Deposit Average	5,113
		4,890		01/02/17	15.575	1 month Brazilian Interbank Deposit Average	824
		$1,400		08/17/17	3 month LIBOR	1.075	(662)
	KRW	387,270		10/13/17	2.250	3 month KWCDC	4,242
		833,730		10/14/17	2.245	3 month KWCDC	9,104
		833,730		10/14/17	2.250	3 month KWCDC	9,175
		565,220		10/28/17	2.168	3 month KWCDC	5,454
		963,930		10/29/17	2.175	3 month KWCDC	9,413
	BRL	2,260		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	80,816
	KRW	219,110	(a)	09/23/25	3 month KWCDC	2.260	(1,149)
		219,110	(a)	09/23/25	3 month KWCDC	2.265	(1,192)

TOTAL							$(273,416)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2015.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

MXN	62,000		09/15/16	3.958%	Mexico Interbank TIIE 28 Days	$15	$4,611
	$5,300		09/21/16	3 month LIBOR	0.592%	3	(1,260)
MXN	20,560		10/13/16	3.715	Mexico Interbank TIIE 28 Days	1	(1,069)
	20,550		10/24/16	3.690	Mexico Interbank TIIE 28 Days	6	(1,639)
	45,510		11/01/16	3.800	Mexico Interbank TIIE 28 Days	14	(1,682)
	$190		11/03/16	3 month LIBOR	0.555	1	288
	500		03/19/17	3 month LIBOR	0.750	1,500	(1,412)
PLN	14,560		10/23/17	1.680	6 month WIBOR	(197,321)	199,546
GBP	1,470	(a)	01/04/18	6 month GBP	0.845	303	5,305
MXN	24,890	(a)	03/14/18	Mexico Interbank TIIE 28 Days	4.500	11	2,998
SEK	94,250	(a)	03/16/18	0.050	3 month STIBOR	41,682	(17,958)
CAD	4,540	(a)	03/16/18	1.250	6 month CDOR	23,553	2,537
PLN	57,540	(a)	03/16/18	1.475	6 month WIBOR	(17,582)	(35,413)
	$2,890	(a)	03/16/18	1.500	3 month LIBOR	17,446	(5,127)
	4,600	(a)	03/16/18	3 month LIBOR	1.500	(29,972)	10,365
GBP	6,300	(a)	03/16/18	6 month GBP	1.500	(75,903)	17,766
ZAR	85,990	(a)	03/16/18	7.601	3 month JIBAR	702	(85,650)
	19,130	(a)	03/16/18	8.586	3 month JIBAR	8,098	(5,013)
HUF	130,750		06/09/18	1.860	6 month BUBOR	1	(8,292)
MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	3,409
AUD	18,260		12/07/18	2.250	6 month AUDOR	9,626	(7,130)
MXN	34,810	(a)	03/13/19	4.750	Mexico Interbank TIIE 28 Days	(13,528)	(1,024)
EUR	4,940	(a)	03/16/19	0.250	6 month EURO	30,099	(3,513)
	$8,300	(a)	03/16/19	3 month LIBOR	1.750	(81,896)	22,768
MXN	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	7	(17,136)
HUF	763,240		12/16/20	6 month BUBOR	2.415	(5,126)	(49,902)
CAD	6,330	(a)	03/16/21	1.750	6 month CDOR	97,307	20,630
AUD	2,600	(a)	03/16/21	2.500	6 month AUDOR	(9,676)	(3,285)
	$3,700	(a)	03/16/21	3 month LIBOR	2.000	(47,505)	11,171
SEK	33,570	(a)	03/16/21	3 month STIBOR	0.750	(13,053)	25,669
EUR	5,340	(a)	03/16/21	6 month EURO	0.500	(55,759)	19,139
	$62,400	(a)	06/24/21	2.923	3 month LIBOR	(17,914)	742,727
MXN	9,350	(a)	01/17/22	6.470	Mexico Interbank TIIE 28 Days	4	(6,367)
	9,450	(a)	01/21/22	6.295	Mexico Interbank TIIE 28 Days	4	(8,004)
	9,390	(a)	01/26/22	6.380	Mexico Interbank TIIE 28 Days	4	(7,250)
	18,970	(a)	02/16/22	6.710	Mexico Interbank TIIE 28 Days	8	(9,180)
	9,720	(a)	03/04/22	7.040	Mexico Interbank TIIE 28 Days	4	(1,876)
	8,270	(a)	04/05/22	6.900	Mexico Interbank TIIE 28 Days	4	(2,878)
	16,340	(a)	08/08/22	7.345	Mexico Interbank TIIE 28 Days	7	(530)
	16,560	(a)	08/11/22	7.370	Mexico Interbank TIIE 28 Days	7	(195)
	$90,260	(a)	09/02/22	2.810	3 month LIBOR	143,415	361,780

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

MXN	113,840	(a)	09/15/22	7.500%	Mexico Interbank TIIE 28 Days	$49	$9,453
GBP	2,960	(a)	12/11/22	6 month GBP	1.940%	10,301	18,457
MXN	37,720	(a)	03/08/23	5.250	Mexico Interbank TIIE 28 Days	(109,760)	(2,946)
	$8,300	(a)	03/16/23	2.250	3 month LIBOR	120,655	10,120
	3,100	(a)	03/16/23	3 month LIBOR	2.250	(57,106)	8,262
MXN	47,480	(a)	11/29/23	Mexico Interbank TIIE 28 Days	7.240	17	10,507
	16,740	(a)	07/24/24	Mexico Interbank TIIE 28 Days	7.370	7	1,319
	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955	2	4,412
	4,020	(a)	01/13/25	Mexico Interbank TIIE 28 Days	6.470	2	7,713
	3,980	(a)	01/17/25	Mexico Interbank TIIE 28 Days	6.315	2	8,964
	4,030	(a)	01/22/25	Mexico Interbank TIIE 28 Days	6.405	2	8,315
	8,160	(a)	02/12/25	Mexico Interbank TIIE 28 Days	6.730	4	11,307
	4,190	(a)	02/28/25	Mexico Interbank TIIE 28 Days	7.065	2	2,880
	3,570	(a)	04/01/25	Mexico Interbank TIIE 28 Days	6.920	2	3,637
	11,360		04/25/25	6.309	Mexico Interbank TIIE 28 Days	7	496
EUR	57,790	(a)	05/11/25	1.568	6 month EURO	(62,707)	141,412
MXN	11,210		05/26/25	6.590	Mexico Interbank TIIE 28 Days	7	13,946
HUF	86,620		06/02/25	6 month BUBOR	2.985	4	(9,496)
MXN	4,160		06/03/25	6.450	Mexico Interbank TIIE 28 Days	3	2,348
EUR	310		06/16/25	1.226	6 month EURO	4	11,478
	310		06/16/25	6 month EURO	0.000	—	—
CZK	8,440		06/16/25	6 month PRIBOR	1.365	4	(15,478)
HUF	51,240		06/19/25	6 month BUBOR	3.380	2	(14,831)
	101,820		06/25/25	6 month BUBOR	3.380	3	(23,041)
	79,720		07/09/25	6 month BUBOR	3.280	3	(13,302)
CZK	8,450		07/15/25	6 month BUBOR	1.295	4	(11,996)
MXN	7,090	(a)	08/04/25	Mexico Interbank TIIE 28 Days	7.405	4	723
	7,150	(a)	08/07/25	Mexico Interbank TIIE 28 Days	7.430	4	377
ZAR	4,510	(a)	08/24/25	9.145	3 month JIBAR	4	(7,961)
MXN	49,530	(a)	09/11/25	Mexico Interbank TIIE 28 Days	7.600	(1,300)	(11,951)
EUR	5,410	(a)	09/16/25	2.000	6 month EURO	18,064	88,262
GBP	4,130	(a)	09/16/25	6 month BP	2.750	(71,942)	(14,270)
EUR	240		10/09/25	0.989	6 month EURO	3	1,068
CZK	7,040		10/09/25	6 month PRIBOR	0.930	4	1,660
PLN	3,080		10/23/25	6 month WIBOR	2.457	(63,448)	60,671
ZAR	2,550	(a)	10/27/25	9.200	3 month JIBAR	2	(4,258)
EUR	290		11/02/25	0.895	6 month EURO	4	(2,029)
CZK	7,890		11/02/25	6 month PRIBOR	0.835	2	5,261
EUR	260		11/20/25	0.891	6 month EURO	3	(2,179)
CZK	7,000		11/20/25	6 month PRIBOR	0.850	3	4,402
EUR	210		12/04/25	0.816	6 month EURO	3	(3,587)
CZK	5,630		12/04/25	6 month PRIBOR	0.760	3	5,760
	4,460		12/08/25	6 month PRIBOR	0.935	2	1,318
ZAR	19,400	(a)	12/10/25	10.066	3 month JIBAR	15	(5,300)
	9,200	(a)	12/11/25	10.455	3 month JIBAR	7	3,242
	2,510		12/11/25	3 month JIBAR	9.740	16	(3,247)
	3,670	(a)	12/14/25	10.300	3 month JIBAR	3	373
EUR	1,020	(a)	12/16/25	1.500	6 month EURO	(8,051)	(1,468)
	$3,770	(a)	12/16/25	3 month LIBOR	3.000	(43,987)	(6,931)
CAD	500	(a)	12/16/25	6 month CDOR	2.500	8,056	(5,893)
JPY	561,390	(a)	12/16/25	6 month JYOR	1.000	(56,129)	(19,069)
	449,640	(a)	03/16/26	0.500	6 month JYOR	5,101	17,133
EUR	13,280	(a)	03/16/26	1.000	6 month EURO	66,938	(118,416)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

SEK	3,260	(a)	03/16/26	1.500%	3 month STIBOR	$(3,768)	$(3,280)
	$1,000	(a)	03/16/26	2.500	3 month LIBOR	23,962	609
	5,840	(a)	03/16/26	3 month LIBOR	2.500%	(163,512)	20,014
NZD	1,370	(a)	03/16/26	3 month NZDOR	3.500	10,911	11,099
SEK	25,540	(a)	03/16/26	3 month STIBOR	1.500	26,202	29,013
AUD	5,890	(a)	03/16/26	3.000	6 month AUDOR	(45,786)	3,569
GBP	840	(a)	03/16/26	6 month GBP	2.250	(38,228)	14,165
EUR	5,000	(a)	03/17/26	1.500	6 month EURO	(58,806)	(1,500)
	$5,300	(a)	03/17/26	3 month LIBOR	2.500	64,204	(14,467)
MXN	20,410	(a)	11/25/26	7.707	Mexico Interbank TIIE 28 Days	7	2,940
CHF	270	(a)	12/15/26	6 month CHFOR	1.000	(1,357)	(117)
MXN	7,390	(a)	07/21/27	7.660	Mexico Interbank TIIE 28 Days	4	(635)
GBP	5,200	(a)	12/11/27	2.190	6 month GBP	(34,437)	(43,638)
	$15,700	(a)	06/24/29	3 month LIBOR	3.218	58,946	(737,419)
	21,160	(a)	09/02/30	3 month LIBOR	3.004	(44,355)	(306,725)
	2,000	(a)	03/16/31	2.750	3 month LIBOR	73,436	2,556
GBP	140		06/07/32	6 month GBP	1.844	(1,121)	11,153
	2,650	(a)	12/11/32	6 month GBP	2.250	29,367	26,736
MXN	6,130		04/13/35	Mexico Interbank TIIE 28 Days	6.890	5	5,671
EUR	21,870	(a)	05/11/35	6 month EURO	1.695	242,313	680,673
MXN	6,150		05/14/35	Mexico Interbank TIIE 28 Days	7.200	5	(7,578)
	2,290		05/22/35	Mexico Interbank TIIE 28 Days	7.055	2	(334)
EUR	710	(a)	12/17/35	2.250	6 month EURO	5,497	(5,079)
	$1,300	(a)	03/16/36	2.750	3 month LIBOR	39,039	1,337
GBP	336		06/08/37	6 month GBP	2.100	(18,601)	26,972
	430		04/15/39	6 month GBP	2.060	(22,224)	35,939
EUR	510	(a)	12/19/45	1.750	6 month EURO	69	986
	$550	(a)	12/19/45	2.750	3 month LIBOR	(2,324)	(1,373)
JPY	76,290	(a)	12/19/45	6 month JYOR	2.000	(12,667)	242
GBP	2,710	(a)	03/16/46	6 month GBP	2.250	(201,099)	127,663

TOTAL						$(510,816)	$1,214,743

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2015.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC		$400,771	$1,040,000	04/07/20	3 month LIBOR	8.770%	$(1,597)	$47,683
		558,793	163,000	11/13/20	3 month LIBOR	10.480	(364)	333
		656,514	1,940,000	03/16/21	3 month LIBOR	10.720	1,971	(7,410)
Barclays Bank PLC		628,308	1,840,000	12/15/20	3 month LIBOR	10.660	11,066	(12,224)
Citibank NA		931,649	1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	260,511
JPMorgan Securities, Inc.		1,000,000	3,030,000	09/17/20	3 month LIBOR	11.040	(479)	(77,860)
		755,495	2,200,000	03/16/21	3 month LIBOR	10.644	(571)	7,498
Morgan Stanley & Co.		280,586	805,000	11/20/20	3 month LIBOR	10.420	(691)	6,448
Morgan Stanley & Co. International PLC	TRY	990,000	394,421	03/03/20	8.930%	3 month LIBOR	204	(51,149)

TOTAL							$6,502	$173,830

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(b)	Notional Amount (000s)	Paid Rate	Termination Date	Unrealized Gain (Loss)

Merrill Lynch & Co., Inc.	Dow Jones-UBS Aluminum Subindex	$459	0.000%	04/07/16	$—
	Dow Jones-UBS Brent Crude Subindex	908	0.000	04/07/16	—
	Dow Jones-UBS Copper Subindex	917	0.000	04/07/16	—
	Dow Jones-UBS Corn Subindex	1,959	0.000	04/07/16	—
	Dow Jones-UBS Cotton Subindex	334	0.000	04/07/16	40
	Dow Jones-UBS Gold Subindex	2,829	0.000	04/07/16	—
	Dow Jones-UBS Natural Gas Subindex	1,099	0.000	04/07/16	—
	Dow Jones-UBS Soybeans Subindex	3,689	0.000	04/07/16	—
	Dow Jones-UBS Wheat Subindex	792	0.000	04/07/16	—
	Dow Jones-UBS WTI Crude Oil Subindex	641	0.000	04/07/16	—
	Merrill Lynch Commodities index	209	0.000	04/07/16	32
Morgan Stanley & Co. International PLC	Dow Jones-UBS Platinum Subindex	757	0.000	04/29/16	124

TOTAL					$196

(b)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)*

Deutsche Bank AG	COP 3,476,400	Titulos de Tesoreria	01/12/16	$5,158
	COP 2,162,000	Titulos de Tesoreria	01/12/16	(116)
	COP 1,558,700	Titulos de Tesoreria	01/12/16	(854)
	COP 1,831,900	Titulos de Tesoreria	01/14/16	5,136
Deutsche Bank AG (continued)	COP 1,091,400	Titulos de Tesoreria	01/14/16	3,180

TOTAL				$12,504

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

*	There are no upfront payments on the bond forward contracts, therefore the unrealized gain (loss) of the bond forward contracts is equal to their market value.

WRITTEN OPTIONS CONTRACTS — For the period ended December 31, 2015, the Fund had following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value

UBS AG (London) (Premium Received $2,245)	Call USD/Put CNH Strike Price 6.595%	$707	01/07/16	6.595%	$(2,093)

For the period ended December 31, 2015, the Fund had the following written currency options activity:

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2015	—	$—

Contracts Written	10,085	81,867
Contracts Expired	(9,378)	(79,622)

Contracts Outstanding December 31, 2015	707	$2,245

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

Bank of America Securities LLC	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.000% versus the 3 month LIBOR maturing on May 05, 2024	CAD	13,600	05/24/16	1.00%	$(44,265)
Citibank NA	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.200% versus the 3 month LIBOR maturing on August 08, 2016		$2,700	08/08/16	3.200	(20)
Citigroup Global Markets, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.100% versus the 3 month LIBOR maturing on January 7, 2020		3,400	08/12/16	3.100	(49)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.550% versus the 3 month LIBOR maturing on January 7, 2020		3,400	09/06/16	3.550	(14)
Deutsche Bank AG	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.913% versus the 3 month LIBOR maturing on February 22, 2026		3,200	02/18/16	2.913	(6,248)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.700% versus the 3 month LIBOR maturing on January 27, 2018		13,600	01/25/16	0.700	(1)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.750% versus the 3 month LIBOR maturing on May 05, 2024		1,400	10/03/16	0.750	(1,446)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.950% versus the 3 month LIBOR maturing on January 27, 2018		13,600	01/25/16	0.950	(95)
	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 0.748% versus the 3 month LIBOR maturing on February 28, 2019		13,900	02/25/16	0.748	(7)
	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 0.998% versus the 3 month LIBOR maturing on February 28, 2019		13,900	02/25/16	0.998	(361)
	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 1.000% versus the 3 month LIBOR maturing on October 05, 2021		1,400	10/03/16	1.000	(1,446)
	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 1.250% versus the 3 month LIBOR maturing on October 05, 2021		1,400	10/03/16	1.250	(3,114)
	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 1.250% versus the 3 month LIBOR maturing on October 05, 2021		1,400	10/03/16	1.250	(3,114)
JPMorgan Securities, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on January 07, 2020		3,400	08/19/16	3.000	(94)
Morgan Stanley Capital Services, Inc.	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.660% versus the 3 month LIBOR maturing on October 29, 2020		18,500	10/27/16	1.660	(224,535)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.690% versus the 3 month LIBOR maturing on October 29, 2020		14,000	10/26/16	1.690	(163,901)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.690% versus the 3 month LIBOR maturing on October 29, 2020		14,000	10/26/16	1.690	(33,225)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 3.168% versus the 3 month LIBOR maturing on January 26, 2026		3,600	01/22/16	3.168	(215)
	Put - OTC - 10 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on September 06, 2026	EUR	1,390	09/02/16	2.925	(14,633)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.660% versus the 3 month LIBOR maturing on October 29, 2020		$18,500	10/27/16	1.660	(41,336)

TOTAL (Premium Received $762,767)						$(538,119)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

For the period ended December 31, 2015, the Fund had the following interest rate swaptions activity:

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2015	133,700	$495,514

Contracts Written	217,130	1,013,175
Contracts Bought to Close	(142,940)	(371,637)
Contracts Expired	(47,600)	(374,285)

Contracts Outstanding December 31, 2015	160,290	$762,767

OPTIONS ON FUTURE CONTRACTS — For the period ended December 31, 2015, the Fund had the following futures written options activity:

	Contracts	Premiums Received

Contracts Outstanding March 31, 2015	514	$43,819

Contracts Written	66	32,636
Contracts Bought to Close	(514)	(71,677)
Contracts Expired	(66)	(4,778)

Contracts Outstanding December 31, 2015	—	$—

TAX INFORMATION — At December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$66,729,265

Gross unrealized gain	181,057
Gross unrealized loss	(1,375,462)

Net unrealized security loss	$(1,194,405)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

December 31, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 24.8%
Bank Loans(a) – 9.4%
Building Materials – 1.2%
Builders FirstSource, Inc. (BB-/B3)
$956,000	6.000%	07/31/22	$ 944,050
Hanson Building Products Ltd. (NR/NR)
1,448,441	6.500	03/13/22	1,397,746

			2,341,796

Consumer Cyclical Services – 1.9%
First Data Corp. (BB/B1)
3,226,000	3.918	09/24/18	3,177,610
387,000	4.168	07/08/22	381,098

			3,558,708

Media - Non Cable – 2.4%
Cengage Learning Acquisitions, Inc. (B+/B2)
3,341,720	7.000	03/31/20	3,249,823
Univision Communications, Inc. (B+/B2)
1,442,487	4.000	03/01/20	1,409,310

			4,659,133

Pharmaceuticals – 1.3%
Valeant Pharmaceuticals International, Inc. (BB/Ba1)
2,562,000	3.750	08/05/20	2,453,115

Property/Casualty Insurance – 0.4%
Hyperion Insurance Group Ltd. (B/B1)
868,438	5.500	04/29/22	855,411

Retailers – 1.7%
Belk, Inc. (NR/NR)
1,278,000	5.750	12/12/22	1,123,043
Kate Spade & Co. (NR/NR)
1,102,292	4.000	04/10/21	1,058,664
Lands End, Inc. (NR/NR)
1,030,080	4.250	04/04/21	885,869
Michaels Stores, Inc. (BB-/Ba2)
223,274	4.000	01/28/20	221,505

			3,289,081

Telecommunications - Wireless – 0.5%
Fairpoint Communications, Inc. (B/B2)
936,223	7.500	02/14/19	928,265

			18,085,509

Other Secured Debt Obligations – 15.4%
Airlines(b)(c) – 0.0%
Air Canada (BB/B2)
46,000	8.750	04/01/20	49,220

Automotive(b)(c)(d) – 2.1%
Schaeffler Holding Finance BV (B/Ba3)
3,888,000	6.875	08/15/18	4,009,500

Building Materials(b)(c) – 1.1%
HD Supply, Inc. (BB-/B1)
1,975,000	5.250	12/15/21	2,014,500

Principal Amount	Interest Rate		Maturity Date	Value
Secured Debt Obligations – (continued)
Consumer Cyclical Services(b) – 2.1%
APX Group, Inc. (B/Ba3)
$3,272,000	6.375%		12/01/19	$ 3,112,490
First Data Corp. (BB/B1)(c)
967,000	5.000		01/15/24	962,165

				4,074,655

Electric(b)(c) – 0.9%
Calpine Corp. (BB/Ba3)
1,553,000	6.000		01/15/22	1,595,707

Gaming(b)(c) – 0.6%
International Game Technology PLC (BB+/Ba2)
804,000	5.625		02/15/20	791,940
399,000	6.250		02/15/22	374,063

				1,166,003

Health Care - Services – 3.4%
HCA, Inc. (BBB-/Ba1)
223,000	4.250		10/15/19	227,460
1,881,000	6.500		02/15/20	2,049,349
Tenet Healthcare Corp. (BB-/Ba2)
1,347,000	4.012	(b)(c)(e)	06/15/20	1,316,693
1,022,000	6.000		10/01/20	1,070,545
Universal Health Services, Inc. (BBB-/Ba1)(b)(c)
1,879,000	4.750		08/01/22	1,897,790

				6,561,837

Media - Cable(b)(c) – 3.7%
Altice Financing SA (BB-/B1)
2,119,000	6.500		01/15/22	2,097,810
2,173,000	6.625		02/15/23	2,145,837
Numericable - SFR SAS (B+/B1)
2,480,000	4.875		05/15/19	2,455,200
476,000	6.000		05/15/22	459,340

				7,158,187

Media - Non Cable(b)(c) – 0.6%
Univision Communications, Inc. (B+/B2)
1,156,000	6.750		09/15/22	1,193,570

Transportation(b)(c) – 0.9%
Jack Cooper Holdings Corp. (CCC+/B3)
2,103,000	9.250		06/01/20	1,748,119

				29,571,298

TOTAL SECURED DEBT OBLIGATIONS (Cost $48,651,899)				$ 47,656,807

Unsecured Debt Obligations – 57.4%
Aerospace & Defense(c) – 3.7%
Bombardier, Inc. (B/B2)
$5,016,000	5.500%		09/15/18	$ 4,564,560
3,045,000	7.750		03/15/20	2,470,256

				7,034,816

Airlines(c) – 0.4%
Air Canada (B/B3)
764,000	7.750		04/15/21	796,470

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Automotive – 6.3%
American Axle & Manufacturing, Inc. (B+/B2)(b)
$519,000	6.250%		03/15/21	$ 537,165
Dana Holding Corp. (BB+/B2)(b)
184,000	6.750		02/15/21	189,520
2,656,000	5.375		09/15/21	2,642,720
Fiat Chrysler Automobiles NV (BB-/B2)
349,000	4.500		04/15/20	350,745
1,921,000	5.250		04/15/23	1,892,185
Gates Global LLC (B/Caa2)(b)(c)
1,118,000	6.000		07/15/22	804,960
Jaguar Land Rover Automotive PLC (BB/Ba2)(c)
1,191,000	4.250		11/15/19	1,202,910
396,000	5.625	(b)	02/01/23	399,960
Lear Corp. (BBB-/Ba1)(b)
505,000	4.750		01/15/23	510,050
2,189,000	5.250		01/15/25	2,227,307
The Goodyear Tire & Rubber Co. (BB/Ba3)(b)
1,418,000	5.125		11/15/23	1,442,815

				12,200,337

Brokerage(b) – 0.9%
E*Trade Financial Corp. (BBB-/Baa3)
778,000	5.375		11/15/22	817,873
896,000	4.625		09/15/23	907,200

				1,725,073

Building Materials(b)(c) – 0.5%
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (BB-/B2)
1,001,000	5.250		04/15/21	998,498

Chemicals(b) – 3.0%
Huntsman International LLC (B/B1)
2,020,000	4.875		11/15/20	1,838,200
INEOS Group Holdings SA (B-/B3)(c)
2,833,000	6.125		08/15/18	2,804,670
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (B-/B3)(c)
1,077,000	6.750		05/01/22	1,066,230

				5,709,100

Consumer Cyclical Services – 0.3%
The ADT Corp. (BB-/Ba2)
609,000	3.500		07/15/22	548,100

Consumer Products(b) – 0.2%
Sally Holdings LLC/Sally Capital, Inc. (BB+/Ba2)
460,000	5.750		06/01/22	476,675

Electric(b) – 0.2%
Calpine Corp. (B/B3)
484,000	5.375		01/15/23	430,760

Energy - Exploration & Production(b) – 3.8%
Bonanza Creek Energy, Inc. (CCC+/B3)
890,000	6.750		04/15/21	535,113
CrownRock LP/CrownRock Finance, Inc. (B/Caa1)(c)
797,000	7.125		04/15/21	747,187
Endeavor Energy Resources LP/EER Finance, Inc. (B-/B3)(c)
1,937,000	7.000		08/15/21	1,723,930
Gulfport Energy Corp. (B+/B2)
642,000	6.625		05/01/23	536,070

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Energy - Exploration & Production(b) – (continued)
Memorial Resource Development Corp. (B-/Caa1)
$1,898,000	5.875%		07/01/22	$ 1,632,280
Parsley Energy LLC/Parsley Finance Corp. (B-/Caa1)(c)
187,000	7.500		02/15/22	178,585
Seven Generations Energy Ltd. (B-/B2)(c)
823,000	8.250		05/15/20	740,700
1,131,000	6.750		05/01/23	950,040
SM Energy Co. (BB/Ba2)
521,000	5.000		01/15/24	346,465

				7,390,370

Entertainment(b) – 1.1%
AMC Entertainment, Inc. (B/B2)
800,000	5.875		02/15/22	810,000
Cinemark USA, Inc. (BB/B2)
1,321,000	5.125		12/15/22	1,311,093

				2,121,093

Finance – 6.4%
Ally Financial, Inc. (BB+/Ba3)
3,458,000	4.750		09/10/18	3,527,160
Ally Financial, Inc. (BB+/NR)
483,000	3.250		11/05/18	474,547
Ally Financial, Inc. (BB-/B1)
328,000	8.000		12/31/18	359,980
Ally Financial, Inc. (BB+/Ba3)
299,000	7.500		09/15/20	339,365
CIT Group, Inc. (BB+/B1)
1,435,000	5.250		03/15/18	1,485,225
1,324,000	5.500	(c)	02/15/19	1,381,925
Navient Corp. (BB-/Ba3)
1,506,000	8.450		06/15/18	1,581,300
Springleaf Finance Corp. (B/B3)
3,294,000	5.250		12/15/19	3,121,065

				12,270,567

Food & Beverage(b)(c) – 1.1%
Dean Foods Co. (BB-/B2)
2,113,000	6.500		03/15/23	2,192,238

Food & Drug Retailers(b) – 2.5%
Rite Aid Corp. (CCC+/B3)
3,943,000	6.750		06/15/21	4,140,150
573,000	6.125	(c)	04/01/23	590,906

				4,731,056

Gaming(b) – 1.7%
GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
3,284,000	4.875		11/01/20	3,218,320

Health Care - Medical Products(b) – 1.0%
Alere, Inc. (CCC+/Caa1)
1,976,000	6.500		06/15/20	1,887,080

Health Care - Services – 5.4%
Acadia Healthcare Co., Inc. (B-/B3)(b)
589,000	5.625		02/15/23	556,605
DaVita HealthCare Partners, Inc. (B+/B1)(b)
2,447,000	5.750		08/15/22	2,532,645
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(b)(c)
1,591,000	4.125		10/15/20	1,606,910
Fresenius Medical Care US Finance, Inc. (BB+/Ba2)(c)
232,000	5.750		02/15/21	248,240

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Health Care - Services – (continued)
Lifepoint Hospitals, Inc. (BB-/Ba2)(b)
$2,680,000	5.500%		12/01/21	$ 2,720,200
MEDNAX, Inc. (BBB-/Ba2)(b)(c)
2,623,000	5.250		12/01/23	2,636,115

				10,300,715

Media - Cable(b) – 3.5%
Altice Luxembourg SA (B/B3)(c)
2,003,000	7.750		05/15/22	1,802,700
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
472,000	6.500		04/30/21	489,700
CCOH Safari LLC (BB/B1)(c)
1,223,000	5.750		02/15/26	1,226,058
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)(c)
3,346,000	6.375		09/15/20	3,266,532

				6,784,990

Media - Non Cable(b) – 4.1%
Gray Television, Inc. (B/Caa1)
976,000	7.500		10/01/20	997,960
Lamar Media Corp. (BB-/Ba1)
2,706,000	5.375		01/15/24	2,790,562
Nexstar Broadcasting, Inc. (B+/B3)
2,126,000	6.875		11/15/20	2,163,205
Sinclair Television Group, Inc. (B+/B1)
1,922,000	5.375		04/01/21	1,919,598

				7,871,325

Packaging(b) – 3.4%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(c)
3,458,000	5.625		12/15/16	3,419,097
1,631,000	6.000		06/15/17	1,575,954
Graphic Packaging International, Inc. (BB+/Ba2)
1,428,000	4.750		04/15/21	1,456,560

				6,451,611

Pharmaceuticals(b) – 1.3%
Endo Finance LLC (B/B1)(c)
863,000	5.750		01/15/22	839,267
Endo Finance LLC & Endo Finco, Inc. (B/B1)(c)
1,186,000	5.875		01/15/23	1,156,350
Grifols Worldwide Operations Ltd. (B+/B1)
443,000	5.250		04/01/22	445,215

				2,440,832

Retailers(b)(c) – 0.4%
Michaels Stores, Inc. (B-/B2)
667,000	5.875		12/15/20	687,844

Telecommunications - Wireless – 0.1%
Sprint Capital Corp. (B+/Caa1)
359,000	6.900		05/01/19	292,585

Telecommunications - Wirelines – 5.0%
CenturyLink, Inc. (BB/Ba2)(b)
232,000	5.625		04/01/25	196,135
Frontier Communications Corp. (BB-/Ba3)
228,000	8.500		04/15/20	228,855
2,195,000	8.875	(b)(c)	09/15/20	2,219,694
614,000	8.750		04/15/22	566,415
1,482,000	10.500	(b)(c)	09/15/22	1,480,147

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Telecommunications - Wirelines – (continued)
Windstream Corp. (B+/B2)(b)
$5,937,000	7.750%	10/15/20	$ 5,016,765

			9,708,011

Transportation(b)(c) – 1.1%
XPO Logistics, Inc. (B-/B2)
2,157,000	7.875	09/01/19	2,192,051

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $114,499,289)			$110,460,517

Shares	Description		Value
Common Stocks(f)(g)(h)(i) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,815,521	Lone Pine Resources CDA Ltd.		$ 2

TOTAL COMMON STOCKS (Cost $1,418,162)			$ 2

Shares	Rate		Value
Preferred Stock(g)(h)(i) – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Lone Pine Resources CDA Ltd.
1,194,849	10.375%		$ 1,291,273

TOTAL PREFERRED STOCKS (Cost $1,528,269)			$ 1,291,273

Units	Expiration Date		Value
Warrant – 0.0%
Everyware Global, Inc. (NR/NR)
18,935	07/30/21		$ —

TOTAL WARRANT (Cost $—)			$ —

Shares	Rate		Value
Investment Company(g) – 15.4%
Goldman Sachs Financial Square Government Fund - FST Shares
29,580,035	0.185%		$ 29,580,035
(Cost $29,580,035)

TOTAL INVESTMENTS – 98.2% (Cost $195,677,654)			$188,988,634

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			3,370,629

NET ASSETS – 100.0%			$192,359,263

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on December 31, 2015. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $71,082,438, which represents approximately 37.0% of net assets as of December 31, 2015.

(d)	Pay-in-kind securities.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $1,291,275, which represents approximately 0.7% of net assets as of December 31, 2015.

(g)	Represents an Affiliated Issuer/Fund.

(h)	In addition the Fund holds 1,505,185 shares of voting securities in an affiliated entity with zero cost and zero value.

(i)	Security is currently in default and/or non-income producing.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$10,681	06/15/19	3 month LIBOR	1.500%	$22,916	$18,508
	10,875	06/15/21	3 month LIBOR	2.000	(66,712)	16,593
	2,800	06/15/23	3 month LIBOR	2.000	16,643	2,964

TOTAL					$(27,153)	$38,065

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index 25	$47,000	(5.000)%	12/20/20	4.757%	$(623,412)	$81,953

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$195,095,829

Gross unrealized gain	957,634
Gross unrealized loss	(7,064,829)

Net unrealized security loss	$(6,107,195)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Basis of Consolidation for Fixed Income Macro Strategies Fund — The Cayman Commodity - FIMS, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2015, the Fund’s net assets were $ 68,924,987, of which, $12,929,696, or 19%, represented the Subsidiary’s net assets.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting for such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

iv. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$5,357,456	$7,362,634	$—
Mortgage-Backed Obligations	—	6,689,505	—
Asset-Backed Securities	—	3,188,768	—
Corporate Obligations	—	1,871,891	—
U.S. Treasury Obligations	21,804,846	—	—
Investment Company	12,717,345	—	—
Short-term Investments	—	5,900,000	—
Total	$39,879,647	$25,012,798	$—

Derivative Type
Assets
Options Purchased	$—	$642,415	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,732,765	—
Futures Contracts(a)	4,666	—	—
Interest Rate Swap Contracts(a)	—	3,715,697	—
Cross Currency Swap Contracts(a)	—	322,473	—
Total return Swap Contracts on Commodity Indices(a)		196
Non-Deliverable Bond Forward Contracts(a)		13,474
Total	$4,666	$6,427,020	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,568,171)	$—
Futures Contracts(a)	(83,971)	—	—
Interest Rate Swap Contracts(a)	—	(2,774,370)	—
Cross Currency Swap Contracts(a)	—	(148,643)	—
Non-Deliverable Bond Forward Contracts(a)		(970)
Written Options Contracts	—	(540,212)	—
Total	$(83,971)	$(5,032,366)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

LONG SHORT/CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)	$—	$—	$
North America	—	—		2
Preferred Stock(a)	—	—		1,291,273
Secured Debt Obligations		46,770,938		885,869
Unsecured Debt Obligations		110,460,517
Investment Company	29,580,035	—		—
Total	$29,580,035	$157,231,455		$2,177,144

Derivative Type
Assets(b)
Credit Default Swap Contracts	$—	$81,953		$—
Interest Rate Swaps		38,065
Total	$—	$120,018		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value. The Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the period ended December 31, 2015:

	Common Stock	Preffered Stock	Secured Debt Obligations
Beginning Balance as of April 1, 2015	$59,152	$1,587,835	$—
Realized gain (loss)	—	—	(4,381)
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(59,150)	(296,562)	(90,940)
Purchases	—	—	—
Sales	—	—	(574,504)
Amortization	—	—	791
Transfers into Level 3	—	—	1,554,903
Transfers out of Level 3	—	—	—
Ending Balance as of December 31, 2015	$2	$1,291,273	$885,869

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2015, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 4, 2016 as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$5,900,000	$5,900,211	$6,041,525

REPURCHASE AGREEMENTS — At December 31, 2015, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.310%	$2,927,380
Citigroup Global Markets, Inc.	0.340	2,352,548
Merrill Lynch & Co., Inc.	0.310	620,072
TOTAL		$5,900,000

At December 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Banks	0.625%	12/28/16
Federal Home Loan Mortgage Corp.	1.000 to 7.500	07/28/17 to 07/01/45
Federal National Mortgage Association	2.000 to 7.500	04/01/16 to 11/01/45
Government National Mortgage Association	3.000 to 6.000	05/15/18 to 10/20/45
United States Treasury Inflation Protected Securities	1.875	07/15/19
United States Treasury Note	1.000	09/30/19
United States Treasury Stripped Securities	0.000	05/15/34 to 11/15/36

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

December 31, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. In light of this, the Fixed Income Macro Strategies Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of the itss gross income was derived from these investments If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date February 25, 2016

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date February 25, 2016

*	Print the name and title of each signing officer under his or her signature.